NATIONWIDE VARIABLE INSURANCE TRUST
Van Kampen NVIT Multi Sector Bond Fund

Supplement dated September 5, 2008 to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective August 8, 2008, Sanjay Verma replaced Roberto Sella and became co-lead portfolio manager of the Van Kampen NVIT Multi Sector Bond Fund. As a result of this change, the paragraph under the section titled “Portfolio Management” on page 7 has been restated in its entirety as follows:

The Fund is managed by MSIM’s Taxable Fixed Income Team. Current members of the team include W. David Armstrong (co-lead manager), Abigail McKenna, and Sanjay Verma (co-lead manager). Mr. Armstrong is a Managing Director of MSIM, joining the firm in 1998. Ms. McKenna is a Managing Director of MSIM. She joined MSIM in 1996. Mr. Verma is a Managing Director of MSIM and has been with Morgan Stanley since 2003.

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